EXHIBIT 10.2

Exhibit A to Aircraft Security Agreement

 PROMISSORY NOTE
$1,352,612.00                                             March 3, 2008

    For value received, the undersigned promises to pay to the order of Bank of the West (“Lender”), having its principal place of business in Walnut Creek, California (together with any other holder of this Note, hereinafter referred to as the “Holder”), the principal sum of $1,352,612.00 together with interest thereon as provided herein. This Promissory Note the “Note” and the obligations of the undersigned hereunder are “Obligations” secured by the “Collateral” as defined and described in Aircraft Security Agreement between the undersigned and Holder dated as of March 3, 2008 (the “Agreement”), and the Holder shall be entitled to all of the rights and privileges provided therein, including rights of acceleration of this Note.

    This Note shall be payable by the undersigned to Holder in 60 consecutive monthly installments of principal and interest (the “Payments”) commencing on March 1, 2008 and continuing on the same day of each month thereafter through and including March 1, 2013 (the “Maturity Date”). The foregoing Payments shall be fifty-nine payments of $15,435.00 followed by one (1) payment of $794,715.00. Notwithstanding the foregoing, the final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Note, together with all accrued and unpaid, charges and other amounts owing hereunder and under the Agreement. Interest shall accrue on the outstanding principal balance of this Note at a fixed rate of 6.19% per annum (the “Interest Rate”). All interest hereunder shall be calculated on the basis of a year of three hundred sixty (360) days comprised of twelve (12) months of thirty (30) days each.

    Time is of the essence in the payment and performance of all Obligations evidenced by this Note. In addition, the undersigned shall pay overdue interest on any delinquent Payment or other Obligation due (by reason of acceleration or otherwise) from thirty (30) days after the due date thereof through the date of payment thereof at a rate of interest equal to the lesser of (a) five percent (5%) per month, or (b) the maximum rate of interest allowable under then applicable law.

    Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address as the Holder hereof shall from time to time direct the undersigned. Whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or a public holiday, or the equivalent for banks generally under the laws of the State of California, such payment shall be made on the next succeeding Business Day (as defined in the Agreement), and such extension of time shall be included in the computation of the payment of interest. All amounts received hereunder or in respect of this Note shall be applied first, to accrued late charges and any other costs or expenses due and owning hereunder or under the terms of the Agreement; second, to accrued interest; and third , to unpaid principal. It is the intention of Holder to comply with all applicable usury laws. Accordingly, it is agreed that notwithstanding anything to the contrary contained herein, in no event shall any provision contained herein require or permit interest in excess of the maximum amount permitted by applicable law to be paid by the undersigned. If necessary to give effect to these provisions, Holder will, at its option, in accordance with applicable law, either refund any amount to the undersigned to the extent that it was in excess of that allowed by applicable law or credit such excess amount against the then unpaid principal balance hereunder.

    Failure to pay this Note or any installment hereunder promptly when due, upon the occurrence of an Event of Default (as defined in the Agreement) or default or failure in the performance or due observance of any of the terms, conditions or obligations hereunder or under the Agreement or in any other agreement or instrument between the undersigned (or any endorser, guarantor, surety or other party liable for the undersigned’s obligations hereunder, or any other entity controlling the undersigned) and the Holder (or any other entity controlling, controlled by or under common control with the Holder), shall entitle the Holder to accelerate the maturity of this Note and to declare the entire unpaid principal balance and all accrued interest and other charges hereunder (including prepayment fees calculated as of the date of default) and under the Agreement to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Agreement or otherwise available at law or in equity.

    The undersigned and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums due or to become due under the terms of this Note waive diligence, presentment, demand, protest, notice of dishonor and agree to pay all costs incurred by the Holder in enforcing its rights under this Note or the Agreement, including reasonable attorney’s fees, and they do hereby consent to any number of renewals or extensions at any time in the payment of this Note. No extension of time for payment of this Note made by any agreement with any person now or hereafter liable for payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the undersigned under this Note, either in whole or in part. No delay or failure by the Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same of any part thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right or remedy available at law or in equity. The Holder of this Note may proceed against all or any of the Collateral securing this Note or against any guarantor hereof, or may proceed contemporaneously or in the first instance against the undersigned, in such order and at such times following default hereunder (which has not been cured within any applicable cure period) as the Holder may determine in its sole discretion. All of the undersigned’s obligations under this Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. The undersigned waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce the undersigned’s obligations thereunder, any claim whatsoever against the Holder of this Note.

    THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVE ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE.

    IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized representative as of the date first above written.

                    Maker:

                    Hugh H. Williamson

                    By:  /s/ Hugh H. Williamson

                    Landpixx, LLC

                    By: /s/ Charles Killpack
                           Charles Killpack, Manager

                    By: /s/ Nora Hannah
                           Nora Hannah, Manager